UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:  July 21, 2008

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 21, 2008, InsWeb Corporation and NetQuote, Inc. entered into an Amendment to the Services Agreement executed in July 2007. The Amendment extends the term of the Services Agreement through October 2009. The Amendment also expands the products covered by the Agreement. In addition to automobile and homeowners insurance leads, InsWeb and NetQuote will now send term life insurance leads to the other party in exchange for a share of the revenue the recipient collects from distributing the lead to its network of agents and insurance providers.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2008	INSWEB CORPORATION
(Registrant)

/s/ Kiran Rasaretnam
Kiran Rasaretnam
Chief Financial Officer